                                                                    EXHIBIT 99.2

                         RHODES, INC. AND SUBSIDIARIES
            PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)
                      FOR THE YEAR ENDED FEBRUARY 28, 1995



                                                                     ACTUAL
                                                        ---------------------------
                                                        RHODES         WEBERG        PRO FORMA         PRO FORMA
                                                         INC.         DIVISION      ADJUSTMENTS        COMBINED
----------------------------------------------------------------------------------------------------------------
NET SALES                                               $361,238      $112,921         ($1,523) (2)    $472,636
COST OF GOODS SOLD                                       185,995        67,400                          253,395
                                                        --------------------------------------------------------
GROSS PROFIT                                             175,243        45,521          (1,523)         219,241
                                                        --------------------------------------------------------
FINANCE CHARGES AND INSURANCE
  COMMISSIONS                                              4,935          -                               4,935
                                                        --------------------------------------------------------
OPERATING EXPENSES:
  Selling                                                 57,720                         6,554  (2)      74,381
                                                                                           241  (2)
                                                                                         9,202  (2)
                                                                                           664  (2)
  General and administrative                              93,391                        (1,523) (2)     117,981
                                                                                        12,177  (2)
                                                                                        13,936  (2)
  Provision for credit losses                                164                           193  (2)         357
                                                                                            60  (3)
  Amortization of intangibles                              3,074                            75  (4)       3,209
  Other expense (income), net                                197                          (160) (2)          37
  Personnel                                                             18,731         (18,731) (2)
  Non-personnel                                                         14,210         (14,210) (2)
  Advertising                                                            9,202          (9,202) (2)
  Credit promotion fees                                                    664            (664) (2)
                                                        --------------------------------------------------------
                                                         154,546        42,807          (1,388)         195,965
                                                        --------------------------------------------------------
OPERATING INCOME                                          25,632         2,714            (135)          28,211
  Interest expense, net                                    6,109           803           2,512  (5)       8,621
                                                                                          (803) (6)
                                                        --------------------------------------------------------
NET INCOME BEFORE INCOME TAXES                            19,523         1,911          (1,844)          19,590
PROVISION FOR INCOME TAXES                                 8,004           773            (745) (7)       8,032
                                                        --------------------------------------------------------
NET INCOME                                               $11,519        $1,138         ($1,099)         $11,558
                                                        ========================================================

NET INCOME PER SHARE                                       $1.18                                          $1.18
                                                        ========================================================
WEIGHTED AVERAGE NUMBER OF SHARES
   OF COMMON STOCK OUTSTANDING                             9,760                                          9,760
                                                        ========================================================

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

1. The attached Pro Forma Combined Income Statements for the year ended February 28, 1995, give effect to the acquisition of 21 store operations and two distribution centers, collectively The Weberg Division (Weberg Division) from Weberg Enterprises, Inc. which was completed on November 1, 1995. The adjustments related to the Pro Forma Combined Income Statements assume the Transaction was consummated at March 1, 1994. No Pro Forma Combined Balance Sheet is presented as Rhodes Form 10-Q for the period ended November 30, 1995 shows the actual consolidated balance sheet as of that date.

    Rhodes, Inc. (Rhodes) purchased the net assets of Weberg Division in a transaction accounted for as a purchase. Accordingly, pro forma adjustments include such adjustments as are necessary to allocate the purchase price based on the estimated fair market value of the assets acquired and the liabilities assumed. Any purchase price allocation adjustments will be made within one year from the acquisition date and are not expected to be material to the pro forma financial statements taken as a whole.

    Weberg Division has a fiscal year end on December 31, and accordingly for pro forma purposes, Weberg Division's December 31, 1994 Income Statement has been combined with Rhodes February 28, 1995 statements.

    The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated on the dates indicated or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Rhodes and Weberg Division.

2. Reflects reclassifications made to the Weberg Division financial statement presentation to conform to the Rhodes financial statement presentation.

3.  Amortization of Goodwill associated with the acquisition.
    $2,400,000/40 years = $60,000.

4.  Amortization of loan origination costs for acquisition debt.
    $225,000/3 years = $75,000.

5. Interest expense associated with the debt incurred to acquire the assets of Weberg Division. $31,400,000 * 8.0% = $2,512,000.

6. Elimination of Weberg Division interest expense assumed to be included in note 5.

7. Reflects adjustment to income tax provision (benefit) for combined pro forma income to Rhodes 41% effective rate.

                         RHODES, INC. AND SUBSIDIARIES
            PRO FORMA COMBINED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In thousands except per share data)
                  FOR THE NINE MONTHS ENDED NOVEMBER 30,1995



                                           ACTUAL
                                     -----------------
                                     RHODES   WEBERG       PRO FORMA     PRO FORMA
                                      INC.    DIVISION    ADJUSTMENTS    COMBINED
----------------------------------------------------------------------------------
NET SALES                           $296,543   $77,216    ($1,201) (2)   $372,558
COST OF GOODS SOLD                   153,727    46,161                    199,888
                                    ---------------------------------------------
GROSS PROFIT                         142,816    31,055     (1,201)        172,670
                                    ---------------------------------------------
FINANCE CHARGES AND INSURANCE
  COMMISSIONS                          4,281     -                          4,281
                                    ---------------------------------------------
OPERATING EXPENSES:
  Selling                             49,767                4,571  (2)     61,541
                                                              204  (2)
                                                            5,595  (2)
                                                            1,404  (2)
  General and administrative          78,457               (1,201) (2)     96,347
                                                            8,506  (2)
                                                           10,585  (2)
  Provision for credit losses             71                   16  (2)         87
                                                               45  (3)
  Amortization of intangibles          2,179                   56  (4)      2,280
  Other expense (income), net           (139)                 (42) (2)       (181)
  Non-Recurring One-time Charge        2,400                                2,400
  Personnel                                     13,077    (13,077) (2)
  Non-personnel                                 10,763    (10,763) (2)
  Advertising                                    5,595     (5,595) (2)
  Credit promotion fees                          1,404     (1,404) (2)
                                    ---------------------------------------------
                                     132,735    30,839     (1,100)        162,474
                                    ---------------------------------------------
OPERATING INCOME                      14,362       216       (101)         14,477
  Interest expense, net                4,817     1,041      1,884  (5)      6,701
                                                           (1,041) (6)
                                    ---------------------------------------------
NET INCOME BEFORE INCOME TAXES         9,545      (825)      (944)          7,776
PROVISION FOR INCOME TAXES             3,914      (279)      (447) (7)      3,188
                                    ---------------------------------------------

NET INCOME                            $5,631     ($546)     ($497)         $4,588
                                    =============================================

NET INCOME PER SHARE                   $0.60                                $0.49
                                    =============================================
WEIGHTED AVERAGE NUMBER OF SHARES
   OF COMMON STOCK OUTSTANDING         9,328                                9,328
                                    =============================================

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

1. The attached Pro Forma Combined Income Statements for the nine month period ended November 30, 1995, give effect to the acquisition of 21 store operations and two distribution centers, collectively The Weberg Division (Weberg Division), from Weberg Enterprises, Inc. which was completed on November 1, 1995. The adjustments related to the Pro Forma Combined Income Statements assume the Transaction was consummated at March 1, 1995. No Pro Forma Combined Balance Sheet is presented as Rhodes Form 10-Q for the period ended November 30, 1995 shows the actual consolidated balance sheet as of that date.

    Rhodes, Inc. (Rhodes) purchased the net assets of Weberg Division in a transaction accounted for as a purchase. Accordingly, pro forma adjustments include such adjustments as are necessary to allocate the purchase price based on the estimated fair market value of the assets acquired and the liabilities assumed. Any purchase price allocation adjustments will be made within one year from the acquisition date and are not expected to be material to the pro forma financial statements taken as a whole.

    Weberg Division has a fiscal year end on December 31, and accordingly for pro forma purposes, Weberg Division's September 30, 1995 Income Statement has been combined with Rhodes nine months ended November 30, 1995 statements.

    The pro forma financial information is not necessarily indicative of the results of operations or the financial position which would have been attained had the acquisition been consummated on the dates indicated or which may be attained in the future. The pro forma financial information should be read in conjunction with the historical consolidated financial statements of Rhodes and Weberg Division.

2. Reflects reclassifications made to the Weberg Division financial statement presentation to conform to the Rhodes financial statement presentation.

3.  Amortization of Goodwill associated with the acquisition.
    $2,400,000/40 years = $60,000/12*9 = $45,000

4.  Amortization of loan origination costs for acquisition debt.
    $225,000/3 years = $75,000/12*9=$56,000

5. Interest expense associated with the debt incurred to acquire the assets of Weberg Division. $31,400,000 * 8.0%/12*9 = $1,884,000

6. Elimination of Weberg Division interest expense assumed to be included in note 5.

7. Adjust income tax provision (benefit) for combined pro forma income to Rhodes 41% effective rate.